Exhibit 99.1

AMENDED AND RESTATED
BYLAWS
OF NEIGHBORCARE, INC.

(Adopted October 2, 2001 and

last amended June 15, 2004)

AMENDED AND RESTATED

BYLAWS

of

NEIGHBORCARE, INC. (name amended December 2, 2003)

These Bylaws are adopted by the Corporation and are supplemental to the Pennsylvania Business Corporation Law as the same shall from time to time be in effect.

ARTICLE I.       SHAREHOLDERS AND DIRECTORS

Section 101.1.  Place of Shareholders’ Meetings. All meetings of the shareholders shall be held at such place or places, inside or outside the Commonwealth of Pennsylvania, as determined by the Board of Directors from time to time.

Section 101.2.  Annual Shareholders’ Meeting. The annual meeting of the shareholders, for the election of directors and the transaction of other business which is properly brought before such meeting, shall be held in each calendar year, at a time and place determined by the Board of Directors.

Section 101.3.  Special Meetings of Shareholders.  Special meetings of the shareholders may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.  (Amended May 28, 2002).

Section 101.4.  Conduct of Shareholders’ Meetings.  The Chairman of the Board shall preside at all shareholders’ meetings.  In the absence of the Chairman of the Board, the Chief Executive Officer shall preside.  In the absence of both the Chairman of the Board and the Chief Executive Officer, the Lead Director shall preside or, in his or her absence, any officer or director designated by the Board of Directors.  The officer presiding over the shareholders’ meeting may establish such rules and regulations for the conduct of the meeting as he or she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting.  Unless the officer presiding over the shareholders’ meeting otherwise requires, shareholders need not vote by ballot on any questions.  (Amended May 28, 2002 and June 15, 2004).

Section 101.5.  Quorum.  The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at a meeting of the shareholders shall constitute a quorum for the purpose of consideration and action on the matter.  To the extent that a quorum is present with respect to consideration of and action on a particular matter or matters but a quorum is not present as to another matter or matters, consideration of and action on the matter or matters for which a quorum is present may occur and, after such consideration and action, the meeting may be adjourned for purposes of the consideration of and action on the matter or matters for which a quorum is not present.  (Amended December 31, 2001).

Section 101.6.  Special Meetings at the Request of Shareholders.  Special meetings of the shareholders for any purpose or purposes shall be called by the Secretary of the Corporation at the request in writing of shareholders entitled to cast thirty percent (30%) of the votes which all shareholders are entitled to cast at the particular meeting.  Any such request shall state the purpose or purposes of the proposed meeting, and each such purpose must be a proper matter for shareholder action under applicable law.  Such request shall set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made.  Within 30 days of the receipt by the Corporation of an effective request by shareholders in accordance with Sections 101.7 and 101.8 of these Bylaws, the Corporation shall cause written notice of such meeting, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, to be delivered to each shareholder of record entitled to vote at such meeting.  The notice of meeting shall indicate that the purpose of the meeting is to consider (1) the business desired to be brought before the meeting by the requesting shareholders as set forth in such shareholders’ written request and (2) such other business as the Corporation desires to bring before the meeting.  The Corporation shall not be required to include in its notice of meeting any other purposes of or business to be conducted at the meeting.  The special meeting shall be held on such date and at such place and time as the Corporation shall determine in its sole discretion, but in any event not later than the 90th day following the receipt of such shareholder request.  Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  The Corporation shall not be required to hold more than two special meetings at the request of shareholders during any fiscal year.  (Amended November 13, 2003).

Section 101.7.  Inspectors of Shareholders’ Request for Special Meeting.  In the event of the delivery, in the manner provided by Section 101.6, to the Corporation of the requisite request for a special meeting of shareholders, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the request.  For the purpose of permitting the inspectors to perform such review, no request for a special meeting of shareholders shall be effective until such date as the independent inspectors certify to the Corporation that the request delivered to the Corporation in accordance with Section 101.6 represents at least the minimum number of votes that would be necessary to cause the Corporation to call a special meeting.  Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any such request, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).  (Amended November 13, 2003).

Section 101.8.  Effectiveness of Shareholders’ Request for Special Meeting.  Every shareholder request for a special meeting shall bear the date of signature of each shareholder who signs the request, and no such request shall be effective to cause the Corporation to call a special meeting unless, within 60 days of the earliest dated request received in accordance with Section 101.6, requests signed by a sufficient number of holders to cause the Corporation to call a special meeting of shareholders are delivered to the Corporation in the manner prescribed in Section

101.6.  Each such request shall be valid and effective only if each shareholder submitting such request was a record holder of the shares covered by such shareholder’s request both as of the date such submitting holder signed the request and as of the date requests signed by a sufficient number of holders to cause the Corporation to call a special meeting of shareholders are delivered to the Corporation in the manner prescribed in Section 101.6.  Each such request must state the purpose or purposes of the proposed meeting, each of which must be a proper matter for shareholder action under applicable law, and shall set forth such other information as is required by applicable law, the Corporation’s Amended and Restated Articles of Incorporation or these Bylaws for the proposal of business.  (Amended November 13, 2003).

Section 101.9.  Shareholder Proposals of Business.  Shareholder proposals of business to be conducted at any annual or special meeting of shareholders shall be submitted to the Corporation on or before the applicable deadline for the submission of shareholder director nominations for such meeting (whether or not directors are to be elected at such meeting) as set forth in these Bylaws.  Any such proposal must be a proper matter for shareholder action under applicable law and shall set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made.  Any such proposal shall also set forth (i) the name and address of the shareholder making the proposal; (ii) a representation that the shareholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote on the proposed business; and (iii) such other information regarding the proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.  Notwithstanding the foregoing, this Section 101.9 shall not apply to proposals of business to be conducted at a special meeting of shareholders called at the request of shareholders, which shall be governed by Sections 101.6, 101.7 and 101.8 of these Bylaws.  (Amended November 13, 2003).

Section 102.1.  Management by Board of Directors.  The business and affairs of the Corporation shall be managed by its Board of Directors.  The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, regulation, the Amended and Restated Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.

Section 102.2.  Lead Director.  The Board of Directors shall contain a Lead Director who shall be an independent director appointed by all of the independent directors.  The Lead Director shall chair the executive sessions of non-management directors and shall serve as a liaison between the Chairman of the Board and the Board of Directors.  The Lead Director shall exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors. (Amended June 15, 2004).

Section 102.3.  Nomination for Directors.  Nominations by shareholders for directors to be elected at a meeting of shareholders and which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Corporation in writing, either by personal delivery, nationally recognized express mail or United States mail, postage prepaid, not later than (i) with respect to an election to be held at an annual meeting of shareholders, the latest date upon which shareholder proposals must be submitted to the Corporation for inclusion in the Corporation’s proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least ninety (90) days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.  Each such nomination shall set forth: (i) the name and address of the shareholder making the nomination and of the person or persons nominated; (ii) a representation that the shareholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations were made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected.  All late nominations shall be rejected.  Notwithstanding the foregoing, at any time prior to the election of directors at a meeting of shareholders, the Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated as set forth above and who, for any reason, becomes unavailable for election as a director.  (Amended June 15, 2004).

Section 102.4.  Number of Directors.  The Board of Directors shall consist of not less than six (6) nor more than eleven (11) directors as shall be established from time to time by majority vote of the members in office of the Board of Directors.  The Board of Directors shall be divided into three classes in accordance with the Corporation’s Amended and Restated Articles of Incorporation.  (Amended November 1, 2002 and June 15, 2004).

Section 102.5.  Term and Retirement of Directors. Each director shall serve until his successor is elected and qualifies, even though his term of office has otherwise expired, except in the event of his earlier retirement, resignation, removal or disqualification.  No director may be nominated to a new term if he or she has attained the age of 70.  Directors who attain the age of 70 shall retire at the next annual meeting of shareholders after reaching age 70.  (Amended June 15, 2004).

Section 102.6.  Resignations of Directors. Any director may resign at any time.  Such resignation shall be in writing, but the acceptance thereof shall not be necessary to make it effective.  Any director, including any management director, whose affiliation or position of principal employment changes substantially after election to the Board of Directors shall submit a resignation promptly for consideration by the Board of Directors of the effect of such changes upon the interests of the Corporation.

Section 102.7.  Vacancies in the Board of Directors. Should a vacancy in the Board of Directors occur or be created, whether arising through death, resignation, retirement or removal of a director, such vacancy shall be filled by a majority vote of the remaining directors.  A director so elected to fill a vacancy shall serve for the remainder of the then present term of office of the class to which he or she was elected.

Section 102.8.  Compensation of Directors. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors shall determine the nature and amount of any compensation to directors.  Directors shall be reimbursed by the Corporation of all out-of-pocket expenses reasonably incurred by non-employee directors in attending meetings of the Board of Directors or any committees thereof.  (Amended June 15, 2004).

Section 102.9.  Annual Meeting of Directors. An annual meeting of the Board of Directors shall be held each year immediately following the annual meeting of the shareholders and at such other times as the Board shall from time to time designate or as may be designated in any notice from the Secretary calling the meeting.

Section 102.10.  Meetings of the Directors.  Meetings of the Board of Directors may be called by the Chairman of the Board, the Lead Director, the Chief Executive Officer or any three members of the Board of Directors.  Any one member of the Board of Directors may request that the Chairman of the Board, the Lead Director or the Chief Executive Officer call a meeting of the Board of Directors.  Upon the request of the Chairman of the Board, the Lead Director, the Chief Executive Officer or such three directors, it shall be the duty of the Secretary of the Corporation to fix the date of such meeting to be held at such time, not less than three (3) business days after the receipt of such request as the Secretary may determine and to give due notice thereof for any such meeting to be held at the principal office of the Corporation or at any other place designated in the notice of the meeting; or, in the alternative, not less than twenty-four (24) hours after the receipt of such request as the Secretary may determine and to give due notice thereof for any such meeting where any director may participate by using a conference telephone or similar communications equipment, by means of which all such persons participating in the meeting can hear each other.  (Amended November 1, 2002 and June 15, 2004).

Section 102.11.  Notice of Directors’ Meetings. Whenever notice of a meeting of the Board of Directors is required, it shall be in writing and shall be made to each director to his or her address appearing on the books of the Corporation by hand delivery, first class or express mail (postage prepaid), courier service (charges prepaid) or by e-mail or facsimile transmission.  Unless otherwise required by law or these Bylaws, neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  (Amended June 15, 2004).

Section 102.12.  Reports and Records. The reports of officers and committees and the records of the proceedings of all committees shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting.  The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose. When a director shall request it, the vote of each director upon a particular question shall be recorded in the minutes.

Section 102.13.  Committees. The following committees of the Board of Directors shall be established by the Board of Directors in addition to any other committee the Board of Directors may in its discretion establish: (a) Executive Committee; (b) Audit and Compliance Committee; (c) Compensation Committee and (d) Nominating and Corporate Governance Committee.  (Amended June 15, 2004).

Section 102.14.  Executive Committee. The Executive Committee shall consist of at least three (3) directors.  Meetings of the Committee may be called at anytime by the Chairman of the Board or any member of the Executive Committee.  The Executive Committee shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation between the dates of regular meetings of the Board.  (Amended June 15, 2004).

Section 102.15.  Audit and Compliance Committee. The Audit and Compliance Committee shall consist of at least three (3) directors, all of which shall be independent.  Meetings of the Audit and Compliance Committee may be called at any time by the Chairman of the Board or any member of the Audit and Compliance Committee.  The Audit and Compliance Committee shall have the authority, powers and responsibilities as shall be set forth in the Audit and Compliance Committee Charter as approved by the Board of Directors.  (Amended February 11, 2004).

Section 102.16.  Compensation Committee. The Compensation Committee shall consist of at least three (3) directors, all of which shall be independent.  Meetings of the Committee may be called at any time by the Chairman of the Board or any member of the Committee.  The Compensation Committee shall have the authority, powers and responsibilities as shall be set forth in the Compensation Committee Charter as approved by the Board of Directors.  (Amended February 11, 2004).

Section 102.17.  Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee shall consist of at least three (3) directors, all of which shall be independent.  Meetings of the Committee may be called at any time by the Chairman of the Board or any member of the Committee.  The Nominating and Corporate Governance Committee shall have the authority, powers and responsibilities as shall be set forth in the Nominating and Corporate Governance Committee Charter as approved by the Board of Directors.  (Amended June 15, 2004).

Section 102.18.  Appointment of Committee Members. The Board of Directors shall appoint or shall establish a method of appointing the members of the Executive, Audit and Compliance, Compensation and Nominating and Corporate Governance Committees and of any other committees established by the Board of Directors, and the chairperson of each such committee.  (Amended February 11, 2004 and June 15, 2004).

Section 102.19.  Organization and Proceedings. Each committee of the Board of Directors shall effect its own organization by the appointment of such officers as it may deem necessary.  A record of the proceedings of all committees shall be filed and presented as provided in Section 102.12 of these Bylaws.  (Amended February 11, 2004).

Section 102.20  Board of Director and Committee Agendas.  Any item proposed by a director for inclusion in the agenda of a meeting of the Board of Directors or any committee thereof shall be added to the agenda of such meeting.

Section 103.  Absentee Participation in Meetings. A director or shareholder (as the case may be) may participate in a meeting of the Board of Directors, a meeting of a committee established by the Board of Directors, or a meeting of the shareholders, by use of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.

ARTICLE II.      OFFICERS

Section 201.  Officers.  The Corporation shall have a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, a Secretary and a Treasurer, and may have one or more Vice Chairmen, one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and other officers and assistant officers as the Board of Directors may from time to time deem advisable.  Any number of offices may be held by the same person.  (Amended May 28, 2002 and June 15, 2004).

Section 202.  Election and Term of Officers.  The Chairman, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer of the Corporation shall be elected annually by the Board of Directors at the annual meetings of the Board of Directors.  All other officers and assistant officers shall be elected by the Board of Directors at the time, in the manner, and for such term as the Board of Directors from time to time determines.  Each officer and assistant officer shall serve until his successor is duly elected and qualifies, or until he or she resigns or is removed from office.  (Amended May 28, 2002 and June 15, 2004).

Section 203.  Compensation. Unless otherwise provided by the Board of Directors, the compensation of officers and assistant officers shall be fixed by the Chief Executive Officer.  (Amended May 28, 2002).

Section 204.  Chairman.  The Chairman shall, if present, preside at all meetings of the shareholders and the Board of Directors.  The Chairman shall be responsible for the general management of the affairs of the Corporation and shall exercise and perform such other powers an duties as may from time to time be assigned to him or her by the Board of Directors or as may be prescribed by these Bylaws.  Upon request of the Board of Directors, the Chairman shall report to it all matters which the interests of the Corporation may require to be brought to the attention of the Board of Directors.  If there is no Chief Executive Officer, then the Chairman shall also serve as Chief Executive Officer and shall have the powers and duties prescribed in Section 205 of these Bylaws.  (Amended June 15, 2004).

Section 205.  Chief Executive Officer.  The Chief Executive Officer, subject to the direction and control of the Board of Directors, shall act in a general executive capacity and shall assist the Chairman in the general supervision and control all of the business and affairs of the Corporation.  As authorized by the Board of Directors, the Chief Executive Officer may execute and seal, or cause to be sealed, all instruments requiring such execution.  In the absence or disability of the Chairman, the Chief Executive Officer shall perform the duties and exercise the powers of the Chairman and preside at all meetings of the shareholders and the Board of Directors.  In the event of death, incapacity or temporary disability of the Chief Executive Officer, unless otherwise determined by the Board of Directors, a designee selected by the Board of Directors shall perform the duties and exercise the powers of the Chief Executive Officer.  (Amended May 28, 2002 and June 15, 2004).

Section 206.  President.  The President shall have such powers and duties as may be delegated to him or her by the Board of Directors, the Chairman or the Chief Executive Officer.  As authorized by the Board of Directors, the President may execute and seal, or cause to be sealed, all instruments requiring such execution, except to the extent that signing and execution thereof is expressly delegated by the Board of Directors to some other officer or agent of the Corporation.  (Amended May 28, 2002 and June 15, 2004).

Section 207.  Chief Operating Officer.  The Chief Operating Officer shall have such powers and duties as may be delegated to him or her by the Board of Directors, the Chairman or  Chief Executive Officer.  As authorized by the Board of Directors, the Chief Operating Officer may execute and seal, or cause to be sealed, all instruments requiring such execution, except to the extent that signing and execution thereof is expressly delegated by the Board of Directors to some other officer or agent of the Corporation.  (Amended June 15, 2004).

Section 2.08  Chief Financial Officer.  The Chief Financial officer shall have such powers and duties as may be delegated to him or her by the Board of Directors, the Chairman, the Chief Executive Officer, the President or the Chief Operating Officer, including the general supervision over the receipt, custody and disbursement of corporate funds and the duties to keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation.  As authorized by the Board of Directors, the Chief Financial Officer may execute and seal, or cause to be sealed, all instruments requiring such execution, except to the extent that signing and execution thereof is expressly delegated by the Board of Directors to some other officer or agent of the Corporation.  The Chief Financial Officer may be the Treasurer of the Corporation.  (Amended June 15, 2004).

Section 2.09.  Secretary, Treasurer and Assistant Officers.  The Secretary, the Treasurer, the Assistant Secretary or Secretaries, and the Assistant Treasurer or Treasurers shall act under the direction of the Chief Executive Officer and shall have such powers and duties as may be delegated to him or her by the Board of Directors, the Chairman, the Chief Executive Officer or the President.  (Amended May 28, 2002 and June 15, 2004).

Section 210.  Vice Presidents.  Each Senior Vice President and Executive Vice President and any Vice President shall have such powers an duties as may be delegated by the Board of Directors, the Chairman, the Chief Executive Officer or the President.  (Amended June  15, 2004).

ARTICLE III.     PERSONAL LIABILITY AND INDEMNIFICATION

Section 301.  Personal Liability of Directors.

(a)           A director of this Corporation shall not be personally liable for monetary damages as such for any action taken, or any failure to take any action, unless:

(1)           the director has breached or failed to perform the duties of his office under Subchapter B of Chapter 17 of the Pennsylvania Business Corporation of 1988 (which, as amended from time to time, is hereafter called the “Business Corporation Law”); and

(2)           the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

(b)           This Section 301 shall not limit a director’s liability for monetary damages to the extent prohibited by the Business Corporation Law.

Section 302.  Mandatory Indemnification. The Corporation shall, to the fullest extent permitted by applicable law, indemnify its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of the Corporation or other entity) by reason of the fact that such director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, general partner, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans), against expenses (including, but not limited to, attorneys’ fees and costs), judgments, fines (including excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceeding, except as otherwise provided in Section 304 hereof.  Persons who were members, directors or officers of the Corporation prior to the date this Section is approved by shareholders of the Corporation, but who do not hold such office on or after such date, shall not be covered by this Article III.  A director or officer of the Corporation entitled to indemnification under this Section 302 is hereafter called a “person covered by Section 302 hereof.”

Section 303.  Expenses.  Expenses incurred by a person covered by Section 302 hereof in defending a threatened, pending or completed civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, except as otherwise provided in Section 304.

Section 304.  Exceptions.  No indemnification under Section 302 or advancement or reimbursement of expenses under Section 303 shall be provided to a person covered by Section 302 hereof (a) with respect to expenses or the payment of profits arising from the purchase or sale of securities of the Corporation in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended; (b) if a final unappealable judgment or award establishes that such director or officer engaged in self-dealing, willful misconduct or recklessness; (c) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to such person by an insurance carrier under a policy of officers’ and directors’ liability insurance whose premiums are paid for by the Corporation or by an individual or entity other than such director or officer; and (d) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Corporation, which written consent shall not be unreasonably withheld. The Board of Directors of the Corporation is hereby authorized, at any time by resolution, to add to the above list of exceptions from the right of indemnification under Section 302 or advancement or reimbursement of expenses under Section 303, but any such additional exception shall not apply with respect to any event, act or omission which has occurred prior to the date that the Board of Directors in fact adopts such resolution.  Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors of the Corporation.

Section 305.  Continuation of Rights.  The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article III shall continue as to a person who has ceased to be a director or officer of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 306.  General Provisions.

(a)           The term “to the fullest extent permitted by applicable law,” as used in this Article III, shall mean the maximum extent permitted by public policy, common law or statute. Any person covered by Section 302 hereof may, to the fullest extent permitted by applicable law, elect to have the right to indemnification or to advancement or reimbursement of expenses, interpreted, at such person’s option, (i) on the basis of the applicable law on the date this Article III was approved by the shareholders, or (ii) on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action, suit or proceeding, or (iii) on the basis of the applicable law in effect at the time indemnification is sought.

(b)           The right of a person covered by Section 302 hereof to be indemnified or to receive an advancement or reimbursement of expenses pursuant to Section 303 (i) may also be enforced as a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and such person, (ii) to the fullest extent permitted by applicable law, is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification (as determined by such person) of this Section with respect to events, acts or omissions occurring before such rescission or restrictive modification is adopted.

(c)           If a request for indemnification or for the advancement or reimbursement of expenses pursuant hereto is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation together with all supporting information reasonably requested by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim (plus interest at the prime rate announced from time to time by the Corporation’s primary banker) and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses (including, but not limited to, attorneys’ fees and costs) of prosecuting such claim.  Neither the failure of the Corporation

(including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or the advancement or reimbursement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

(d)           The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article III shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement or reimbursement of expenses may be entitled under any bylaw, agreement, vote of shareholders or directors or otherwise, both as to action in such director or officer’s official capacity and as to action in another capacity while holding that office.

(e)           Nothing contained in this Article III shall be construed to limit the rights and powers the Corporation possesses under the Business Corporation Law, or otherwise, including, but not limited to, the powers to purchase and maintain insurance, create funds to secure or insure its indemnification obligations, and any other rights or powers the Corporation may otherwise have under applicable law.

(f)            The provisions of this Article III may, at any time (and whether before or after there is any basis for a claim for indemnification or for the advancement or reimbursement of expenses pursuant hereto), be amended, supplemented, waived, or terminated, in whole or in part, with respect to any person covered by Section 302 hereof by a written agreement signed by the Corporation and such person.

(g)           The Corporation shall have the right to appoint the attorney for a person covered by Section 302 hereof, provided such appointment is not unreasonable under the circumstances.

Section 307.  Optional Indemnification.  The Corporation may, to the fullest extent permitted by applicable law, indemnify, and advance or reimburse expenses for, persons in all situations other than that covered by this Article III.

ARTICLE IV.    SHARES OF CAPITAL STOCK

Section 401.  Authority to Sign Share Certificate.  Every share certificate of the Corporation shall be signed by the Chairman or Chief Executive Officer and by the Secretary or one of the Assistant Secretaries.  If the certificate is signed by a transfer agent or registrar, the signature of any officer of the Corporation on the certificate may be facsimile, engraved or printed.  (Amended May 28, 2002).

Section 402.  Lost or Destroyed Certificates. Any person claiming a share certificate to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such shareholder: (a) requests such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) files with the Corporation an indemnity bond deemed sufficient by the Board of Directors; and (c) satisfies any other reasonable requirements fixed by the Board of Directors.

ARTICLE V.      GENERAL

Section 501.  Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 502.  Record Date.  The Board of Directors may fix any time prior to the date of any meeting of shareholders as a record date for the determination of shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than ninety (90) days prior to the date of the meeting of shareholders.  The Board of Directors may fix any time whatsoever (whether or not the same is more than ninety (90) days) prior to the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or will go into effect, as a record date for the determination of the shareholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares.

Section 503.  Emergency Bylaws.  In the event of any emergency resulting from an attack on the United States, a nuclear disaster or another catastrophe as a result of which a quorum cannot be readily assembled and during the continuance of such emergency, the following Bylaw provisions shall be in effect, notwithstanding any other provisions of these Bylaws.

(a)           A meeting of the Board of Directors or of any committee thereof may be called by any officer or director upon one hour’s notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

(b)           The director or directors in attendance at the meeting of the Board of Directors or of any committee thereof shall constitute a quorum; and

(c)           These Bylaws may be amended or repealed, in whole or in part, by a majority vote of the directors attending any meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

Section 504.  Severability. If any provision of these Bylaws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these Bylaws and such other provisions shall continue in full force and effect.

ARTICLE VI.    AMENDMENTS

Section 601.  Amendment or Repeal by the Board of Directors.  Except as provided by applicable law, these Bylaws may be amended or repealed, in whole or in part, by a majority vote of the members of the Board of Directors present and voting at any duly convened regular or special meeting of the Board.

Section 602.  Amendment or Repeal by Shareholders.  These Bylaws may be amended or repealed, in whole or in part, by shareholders as follows: (i) in the case of an amendment or repeal that has previously received the approval of the Board of Directors, by a majority of the votes cast by shareholders at any duly convened annual or special meeting of the shareholders; and (ii) in the case of an amendment or repeal that has not previously received the approval of the Board of Directors, by a vote of shareholders entitled to cast at least 75 percent of the votes which all shareholders are entitled to cast thereon at any annual or special meeting of the shareholders.  This Section 602 may be amended or repealed, in whole or in part, only by a vote of shareholders entitled to cast at least 75 percent of the votes which all shareholders are entitled to cast thereon at any duly convened annual or special meeting of shareholders.

ARTICLE VII.   ADOPTION OF BYLAWS

Section 701.  Adoption and Effective Date. These Bylaws have been adopted as the Bylaws of the Corporation this 2nd day of October, 2001, and most recently amended and restated on June 15, 2004, and shall be effective as of said date.